Ohio National Life Assurance Corporation

Ohio National Variable Account R

Virtus VUL

Supplement dated August 17, 2012

to the Prospectus dated May 1, 2012

The following supplements and amends the prospectus dated May 1, 2012:

Periodic Charges Other Than Portfolio Operating Expenses

Footnote (3) on page 9 is deleted and replaced with the following:

(3) Charges vary based upon your age, risk class and Stated Amount. The maximum charge is issue age 80, smoker class, Stated Amount $100,000. The minimum charge is issue age 18, non-smoker class, Stated Amount $100,000.

Purchasing a Policy

The second sentence of the second paragraph is deleted and replaced with the following: The Policy will generally not be issued to anyone over the age of 80 and will not be issued on the 29th, 30th or 31st of any month.